                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2000
                                                         ----------------

                               CANDELA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                       0-14742              04-2477008
--------------------------------------------------------------------------------
 (State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

               530 BOSTON POST ROAD, WAYLAND, MASSACHUSETTS 01778
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 358-7400


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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On March 21, 2000, Candela Corporation (the "Company") was notified by PricewaterhouseCoopers LLP ("PwC") that it resigned as the Company's independent accountant.

         The PwC reports on the Company's consolidated financial statements at July 3, 1999 and June 27, 1998 and for each of the years then ended did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During fiscal years 1999 and 1998 and the subsequent interim period through March 21, 2000, PwC and the Company have not had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in connection with their report and the financial statements for such years. During such period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933.

         The Company requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of such letter dated March 28, 2000 is attached as an exhibit to this Form 8-K.

         (b) The Company engaged Ernst & Young LLP as its new independent accountants effective as of March 27, 2000. During the two most recent fiscal years and through March 27, 2000, the Company has not consulted with Ernst & Young LLP concerning the Company's financial statements, including the following items: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                  16.1 Letter from PwC re:  Change in Certifying Accountant



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2000                          CANDELA CORPORATION

                                              By:/s/ F. Paul Broyer
                                                 ------------------------------

                                              Name:  F. Paul Broyer
                                              Title:   Chief Financial Officer



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                                  EXHIBIT INDEX

                                                            Page Number
                                                            in Sequentially
Exhibit Number           Description                        Numbered Copy

16.1                     Letter Re:  Change                 5
                         in Certifying Accountant






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